                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Cal Dive International, Inc. ("CDIS") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Owen Kratz, Chairman and Chief Executive Officer of CDIS, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CDIS.

A signed original of this written statement required by Section 906 has been provided to Cal Dive International, Inc. and will be retained by Cal Dive International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  August 14, 2003

                                        /s/ OWEN KRATZ
                                        ----------------------------------------
                                        Owen Kratz
                                        Chairman and Chief Executive Officer